UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : September 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of January 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-AR2)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-01                 13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-AR2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Chase Manhattan Mortgage Corporation as master servicer, Greenpoint Mortgage Funding Inc. as seller and servicer, Washington Mutual Mortgage Securities Corp. as servicer, Olympus Servicing LP as servicer and special servicer, Bank One National Association as trustee, and JPMorgan Chase Bank, as trust administrator. On September 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 25, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  Mortgage  Pass-Through  Certificates,  Series 2002-AR2

-------------------------------------------------------------------------------



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trust Administrator under the Agreement referred to herein





Date:  October 1, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2002

               CSFB Mortgage Pass-Through Certificates, Series  2002-AR2
                        Statement to Certificate Holders
                               September 25, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                          REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL           LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
IA       132,515,000.00    110,615,897.00     5,832,131.96    597,190.58   6,429,322.54      0.00        0.00      104,783,765.04
IIA1     161,534,000.00    142,301,945.77     3,689,046.56    262,072.75   3,951,119.31      0.00        0.00      138,612,899.21
IIA2       5,077,000.00      4,472,538.16       115,946.42      8,795.99     124,742.41      0.00        0.00        4,356,591.74
IIM1      12,000,000.00     12,000,000.00             0.00     29,600.00      29,600.00      0.00        0.00       12,000,000.00
IIM2       4,154,000.00      4,154,000.00             0.00     12,842.78      12,842.78      0.00        0.00        4,154,000.00
IIB        1,846,133.00      1,846,133.00             0.00      7,092.23       7,092.23      0.00        0.00        1,846,133.00
IB1        3,155,000.00      3,134,209.71         3,073.35     16,920.90      19,994.25      0.00        0.00        3,131,136.36
IB2        1,683,000.00      1,671,909.65         1,639.44      9,026.27      10,665.71      0.00        0.00        1,670,270.21
IB3        1,122,000.00      1,114,606.42         1,092.96      6,017.51       7,110.47      0.00        0.00        1,113,513.46
AR               100.00              0.00             0.00          0.00           0.00      0.00        0.00                0.00
IB4          771,000.00        765,919.39           751.05      4,135.03       4,886.08      0.00        0.00          765,168.34
IB5          491,000.00        487,764.49           478.29      2,633.33       3,111.62      0.00        0.00          487,286.20
IB6          491,413.00        488,174.77           478.69      2,635.55       3,114.24      0.00        0.00          487,696.08
TOTALS   324,839,646.00    283,053,098.36     9,644,638.72    958,962.92  10,603,601.64      0.00        0.00      273,408,459.64

IIX      184,611,133.00    165,697,672.60             0.00    782,124.90     782,124.90         0.00        0.00   161,892,679.61
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------



                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA        22540VTR3     834.74245934     44.01110787    4.50658854     48.51769641          790.73135147     IA        6.478533 %
IIA1      22540VTS1     880.94113790     22.83758565    1.62239993     24.45998558          858.10355226     IIA1      2.210000 %
IIA2      22540VUP5     880.94113847     22.83758519    1.73251723     24.57010242          858.10355328     IIA2      2.360000 %
IIM1      22540VTU6   1,000.00000000      0.00000000    2.46666667      2.46666667        1,000.00000000     IIM1      2.960000 %
IIM2      22540VTV4   1,000.00000000      0.00000000    3.09166586      3.09166586        1,000.00000000     IIM2      3.710000 %
IIB       22540VTZ5   1,000.00000000      0.00000000    3.84166796      3.84166796        1,000.00000000     IIB       4.610000 %
IB1       22540VTW2     993.41036767      0.97412044    5.36320127      6.33732171          992.43624723     IB1       6.478533 %
IB2       22540VTX0     993.41036839      0.97411765    5.36320261      6.33732026          992.43625074     IB2       6.478533 %
IB3       22540VTY8     993.41035651      0.97411765    5.36319964      6.33731729          992.43623886     IB3       6.478533 %
AR        22540VUA8       0.00000000      0.00000000    0.00000000      0.00000000            0.00000000     AR        6.478533 %
IB4       22540VUB6     993.41036316      0.97412451    5.36320363      6.33732815          992.43623865     IB4       6.478533 %
IB5       22540VUC4     993.41036660      0.97411405    5.36319756      6.33731161          992.43625255     IB5       6.478533 %
IB6       22540VUD2     993.41036969      0.97410935    5.36320773      6.33731708          992.43626033     IB6       6.478533 %
TOTALS                  871.36253793     29.69046063    2.95211170     32.64257233          841.67207731

IIX       22540VUE0     897.54973011      0.00000000    4.23660744      4.23660744          876.93887676     IIX       0.000000 %
--------------------------------------------------------------------------------------------------------- -------------------------



IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Mark M. Volosov
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7172
                              Fax: (212) 946-8302
                         Email: mark.volosov@chase.com

                                                                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

               CSFB Mortgage Pass-Through Certificates, Series  2002-AR2
                        Statement to Certificate Holders
                               September 25, 2002

                   Scheduled Principal Payments (Total)                230,967.45
                                         group 1                       115,981.64
                                         group 2                       114,985.81

                   Principal Prepayments (Total)                     9,413,671.29
                                         group 1                     5,723,664.11
                                         group 2                     3,690,007.18

                   Repurchase Principal (Total)                              0.00
                                         group 1                             0.00
                                         group 2                             0.00

                   Substitution Amounts (Total)                              0.00
                                         group 1                             0.00
                                         group 2                             0.00

                   Net Liquidation Proceeds (Total)                          0.00
                                         group 1                             0.00
                                         group 2                             0.00

                   Other Principal Adjustments (Total)                       0.00
                                         group 1                             0.00
                                         group 2                             0.00

Sec. 4.04(a)(v)    Beginning Number of Loans Outstanding (Total)
                                         group 1                                 862
                                         group 2                                 324
                                                                                 538
                   Beginning Aggregate Loan Balance (Total)           283,976,155.02
                                         group 1                      118,278,482.42
                                         group 2                      165,697,672.60

                   Ending Number of Loans Outstanding (Total)                    830
                                         group 1                                 308
                                         group 2                                 522

                   Ending Aggregate Loan Balance (Total)          274,331,516.28
                                         group 1                  112,438,836.67
                                         group 2                  161,892,679.61

Sec. 4.04(a)(vi)   Servicing Fees (Total, including
                              Master Servicing Fees and MIP Fees)      75,430.68
                                         group 1                       38,822.97
                                         group 2                       36,607.71

                   Trustee Fee (Total)                                    591.62
                                         group 1                          246.41
                                         group 2                          345.20

Sec. 4.04(a)(viii) Current Advances (Total)                                N/A
                                         group 1                           N/A
                                         group 2                           N/A

                   Aggregate Advances (Total)                              N/A
                                         group 1                           N/A
                                         group 2                           N/A


Section 4.04(a)(ix) Delinquent Mortgage Loans

                      Group 1
                                                                Principal
                     Category              Number                Balance               Percentage
                     1 Month              2                           627,228.37                  0.56 %
                     2 Month              3                         2,067,240.23                  1.84 %
                     3 Month              1                           484,973.24                  0.43 %
                     Total                6                         3,179,441.84                  2.83 %

                      Group 2
                                                                Principal
                     Category              Number                Balance               Percentage
                     1 Month              10                        3,357,658.82                  2.07 %
                     2 Month              4                           898,231.72                  0.55 %
                     3 Month              12                        3,995,903.50                  2.47 %
                      Total               26                        8,251,794.04                  5.09 %

                      Group Totals
                                                                Principal
                     Category              Number                Balance               Percentage
                     1 Month              12                        3,984,887.19                  1.45 %
                     2 Month              7                         2,965,471.95                  1.08 %
                     3 Month              13                        4,480,876.74                  1.63 %
                      Total               32                       11,431,235.88                  4.16 %

                * Delinquent Bankruptcies are included in the table above.

                   Bankruptcies
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                           0                    0.00                  0.00 %
                                          Group 2
                                                               Principal
                                          Number               Balance                Percentage
                                           2                556,880.22                 0.34 %

                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                           2                556,880.22                   0.20 %

                                         * Only Current Bankruptcies are reflected in the table above.

                   Group 2 Balance of Bankruptcies Delinquent 31 to 60 Days                             0.00

                     * Above Figure provided for calculation of Rolling 3 Month Delinquency Rate.


                   Foreclosures
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                          1                869,007.31                 0.77 %

                                          Group 2
                                                               Principal
                                          Number               Balance                Percentage
                                          11              4,025,999.45                 2.49 %

                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                          12              4,895,006.76                 1.78 %

Section 4.04(a)(xi)    REO Properties

                                       Group 1
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00                  0.00 %
                                       Group 2
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00                  0.00 %
                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00                  0.00 %

Section 4.04(a)(xii)           Current Realized Losses (Total)           0.00
                                                     group 1             0.00
                                                     group 2             0.00

                               Cumulative Realized Losses (Total)        0.00
                                                     group 1             0.00
                                                     group 2             0.00


Section 4.04(a)(xiii)          Weighted Average Term to Maturity          348
                                                     Group 1              346
                                                     Group 2              350

PMI Claims                     Number of claims submitted under the TGIC PMI Policy                    0
                               Total amount of claims submitted under the TGIC PMI Policy           0.00
                               Number of claims paid under the TGIC PMI Policy                         0
                               Total amount of claims paid under the TGIC PMI Policy                0.00

Group 2 Trigger Event          Trigger Event Occurrence                                                                         YES
                               (Is Rolling 3 Month Delinquency Rate > the lessor of 12% and the Sr. Enhancement% x 50%?)
                               Rolling 3 Month Delinquency Rate                                                           5.18355 %
                               The lessor of 12% and the Sr. Enhancement% x 50%                                           5.03264 %

Group 2 O/C Reporting          Targeted Overcollateralization Amount                                                     923,055.67
                               Ending Overcollateralization Amount                                                       923,055.66
                               Ending Overcollateralization Deficiency                                                         0.00
                               Group I Excess Interest Amount                                                              4,928.27
                               Overcollateralization Release Amount                                                            0.01
                               Monthly Excess Interest                                                                   782,124.90
                               Payment to Class II-X                                                                     782,124.90

